PROXY

BE FREE, INC.
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
to be held on                   , 2002
THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS OF THE COMPANY

The undersigned, having received notice of the Annual Meeting of Stockholders and the Joint Proxy Statement/Prospectus therefor, and revoking all prior proxies, hereby appoint(s) Gordon B. Hoffstein, Stephen M. Joseph and Samuel P. Gerace, Jr., and each of them, attorneys or attorney of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the Annual Meeting of Stockholders of BE FREE, INC. (the "Company") to be held on                   ,         , 2002 at 10:00 a.m. at the offices of Hale and Dorr LLP, 26th floor, Boston, Massachusetts, and any adjournments thereof, and there to vote and act upon the following matters proposed by the Company in respect of all shares of stock of the Company which the undersigned may be entitled to vote or act upon, with all the powers the undersigned would possess if personally present. None of the following proposals is conditioned upon the approval of any proposal.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof. The shares represented by this proxy will be voted as directed by the undersigned. If no direction is given with respect to any election to office or proposal, this proxy will be voted as recommended by the Board of Directors. Attendance of the undersigned at the meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE "FOR" THE ADOPTION OF THE MERGER AGREEMENT AND APPROVAL OF THE MERGER, "FOR" EACH OF THE DIRECTOR NOMINEES AND "FOR" THE RATIFICATION OF THE INDEPENDENT AUDITORS.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

A VOTE "FOR" THE ADOPTION OF THE MERGER AGREEMENT AND APPROVAL OF THE MERGER, "FOR" EACH OF THE DIRECTOR NOMINEES AND "FOR" THE RATIFICATION OF THE INDEPENDENT AUDITORS ARE RECOMMENDED BY THE BOARD OF DIRECTORS.

(Continued, and to be marked, dated and signed, on the other side)

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PROXY BY MAIL	Please mark your votes	☒
THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.	like this
	FOR	WITHHELD FOR ALL		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
ITEM 1—	☐	☐	ITEM 2—	☐	☐	☐	ITEM 3—	☐	☐	☐
ELECTION OF DIRECTORS - To elect two Class III directors			ADOPTION OF MERGER AGREEMENT AND APPROVAL OF MERGER -				RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS -
Nominees: 01 Gordon B. Hoffstein 02 Samuel P. Gerace, Jr.			To adopt the Agreement and Plan of Merger, dated as of March 10, 2002, by and among ValueClick, Inc., Bravo Acquisition I Corp. and Be Free, Inc., and to approve the Merger.				To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the current fiscal year.
WITHHELD FOR: (Write that nominee's name in the space provided).							ITEM 4—To permit Be Free's - board of directors or	☐	☐	☐
its chairman, in their discretion, to adjourn or postpone the meeting for further solicitation of proxies.
IF YOU WISH TO VOTE ELECTRONICALLY PLEASE READ THE INSTRUCTIONS BELOW
COMPANY NUMBER: PROXY NUMBER: ACCOUNT NUMBER:
Signature	Signature	Date

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer, giving full title. If a partnership, please sign in partnership name by authorized person, giving full title.

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VOTE BY INTERNET
QUICK * * * EASY * * * IMMEDIATE

BE FREE, INC.

/*/	You can now vote your shares electronically through the Internet.
/*/	This eliminates the need to return the proxy card.
/*/	Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and return the proxy card.

TO VOTE YOUR PROXY BY INTERNET

www.continentalstock.com

Have your proxy card in hand when you access the above website. You will be prompted to enter the company number, proxy number and account number to create an electronic ballot. Follow the prompts to vote your shares.

TO VOTE YOUR PROXY BY MAIL

Mark, sign and date your proxy card above, detach it and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE ABOVE CARD IF VOTED ELECTRONICALLY